Exhibit 4.12


                                                          CREDIT AGREEMENT DATED
                                                          AS OF DECEMBER 5, 1996

                              AMENDMENT AND WAIVER


                  AMENDMENT AND WAIVER, dated as of January 12, 1998 (this "Amendment and Waiver"), under the Credit Agreement, dated as of December 5, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower and Holdings have requested the Lenders to amend and to waive certain covenants in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders are willing to amend and to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  SECTION 2. Amendment of Section 6.01 (Indebtedness). (a) Subsection 6.01(d) of the Credit Agreement is hereby amended by deleting from clause (iv) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

         (b) Subsection 6.01 of the Credit Agreement is hereby amended by deleting from clause (r) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

                  SECTION 3. Amendment of Section 6.07 (Investments, Loans and Advances). Subsection 6.07 of the Credit Agreement is hereby amended by deleting from clause (l) thereof the amount "$200,000,000" and substituting therefor the amount "$225,000,000".

                  SECTION 4. Waiver of Section 6.14 (Interest Coverage Ratio).
Section 6.14 of the Credit Agreement is hereby waived for the fiscal quarter ending December 27, 1997; provided that such waiver is effective only if the Interest Coverage Ratio is at least 1.70 to 1.00 for such fiscal quarter.


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                  SECTION 5. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Amendment and Waiver and (iii) the Credit Agreement as amended and waived by this Amendment and Waiver.

                  SECTION 6. Conditions Precedent. This Amendment and Waiver shall become effective as of the date hereof (the "Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                  (c) Amendment and Waiver. The Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and the Required Lenders.

                  (d) No Default or Event of Default. On and as of the Effective Date and after giving effect to this Amendment and Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (e) Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement and herein after giving effect to this Amendment and Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                  (f) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

                  SECTION 7. Continuing Effect of Credit Agreement. This Amendment and Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 8. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and Waiver and any other documents prepared in connection herewith, and consummation of



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

the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and
(b) the enforcement or preservation of any rights under this Amendment and Waiver and any other such documents.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  SECTION 10. Counterparts. This Amendment and Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.



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
                          COLLINS & AIKMAN PRODUCTS CO.


                          By /s/ J. Michael Stepp
                             Name:  J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          COLLINS & AIKMAN CORPORATION


                          By /s/ J. Michael Stepp
                             Name:  J. Michael Stepp
                             Title: Executive Vice President and Chief Financial Officer


                          THE CHASE MANHATTAN BANK,
                          as Administrative Agent and as a Lender


                          By /s/ Rosemary Bradley
                             Name: Rosemary Bradley
                             Title:  Vice President

                          BANK OF AMERICA NATIONAL TRUST AND
                          SAVINGS ASSOCIATION


                          By /s/ Linda A. Carper
                             Name:  Linda A. Carper
                             Title: Managing Director


                          NATIONSBANK, N.A.


                          By /s/ E. Phifer Helms
                             Name:  E. Phifer Helms
                             Title: Senior Vice President

                          BANK OF IRELAND - GRAND CAYMAN BRANCH


                          By /s/ Michael G. Doyle
                             Name:  Michael G. Doyle
                             Title: Assistant Vice President

                          THE BANK OF NEW YORK


                          By /s/ Ann Marie Hughes
                             Name:  Ann Marie Hughes
                             Title: Assistant Vice President


                          THE BANK OF NOVA SCOTIA



                          By: /s/ William E. Zarrett
                              Name: William E. Zarrett
                              Title: Senior Relationship Manager

                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                          By  /s/ Pamela Donnelly
                              Name: P. Donnelly
                              Title:  Vice President


                          BRANCH BANKING AND TRUST COMPANY


                          By /s/ Thatcher L. Townsend III
                             Name: Thatcher L. Townsend III
                             Title:  Vice President


                          CIBC INC.


                          By /s/ Roger Colden
                             Name:  Roger Colden
                             Title:  Executive Director, CIBC Oppenheimer Corp., as agent


                          COMERICA BANK


                          By  /s Michael T. Shea
                              Name: Michael T. Shea
                              Title: Vice President

                          COMMERCIAL LOAN FUNDING TRUST I
                          By:  Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent

                          By  /s/ Michele Swanson
                              Name:  Michele Swanson
                              Title: Authorized Signatory

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
                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., "RABOBANK
                          NEDERLAND", NEW YORK BRANCH


                          By
                              Name:
                              Title:

                          By
                              Name:
                              Title:


                          CREDIT AGRICOLE INDOSUEZ


                          By  /s/ David Bouhl
                             Name: David Bouhl
                             Title: F.V.P., Head of Corporate Banking, Chicago

                          By  /s/ Katherine L. Abbott
                              Name: Katherine L. Abbott
                              Title: First Vice President


                          CREDIT LYONNAIS, NEW YORK BRANCH AND CREDIT LYONNAIS ATLANTA AGENCY


                          By
                             Name:
                             Title:


                          By
                             Name:
                             Title:


                          CREDITANSTALT CORPORATE FINANCE, INC.


                          By    /s/ Robert M. Biringer
                                Name: Robert M. Biringer
                                Title: Executive Vice President


                          By    /s/ William E. McCollum
                                Name: William E. McCollum
                                Title: Senior Associate



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

                          DRESDNER BANK, A.G. NEW YORK AND GRAND CAYMAN BRANCHES


                          By  /s/ Beverly G. Cason
                              Name: Beverly G. Cason
                              Title: Vice President


                          By  /s/ Thomas J. Nadramia
                              Name: Thomas J. Nadramia
                              Title: Vice President


                          FIRST NATIONAL BANK OF CHICAGO


                          By    /s/ Lori J. McCarthy



                                Name: Lori J. McCarthy
                                Title: Vice President


                          FIRST UNION NATIONAL BANK


                          By  /s/ David Silendo
                              Name: David Silendo
                              Title: Vice PResident


                          FUJI BANK


                          By
                             Name:
                             Title:


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
                          THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH


                          By  /s/ Shuichi Tajima
                              Name: Shuichi Tajima
                              Title: Deputy General Manager


                          THE ROYAL BANK OF SCOTLAND, PLC


                          By
                              Name:
                              Title:


                          SOCIETE GENERALE


                          By  /s/ Ralph Saheb
                              Name: Ralph Saheb
                              Title: Vice President, Regional Operations Manager


                          SUMITOMO BANK, LIMITED


                          By  /s/ Gary Franke
                              Name: Gary Franke
                              Title: Vice President


                          THE SUMITOMO TRUST & BANKING CO., LTD.



                          By  /s/ Suraj Bhatia
                              Name: Suraj Bhatia
                              Title: Senior Vice President

                          SUNTRUST BANK, ATLANTA


                          By  /s/ Jeffrey D. Drucker
                              Name: Jeffrey D. Drucker
                              Title: Banking Officer


                          By  /s/ Raymond B. King
                              Name: Raymond B. King
                              Title: Vice President


                          THE TORONTO-DOMINION (NEW YORK), INC.


                          By  /s/ Debbie A. Greene
                              Name: Debbie A. Greene
                              Title: Vice President

                          WACHOVIA BANK, N.A. formerly known as
                          WACHOVIA BANK OF NORTH CAROLINA, N.A.


                          By  /s/ Sarah T. Warren
                              Name: Sarah T. Warren
                              Title: Vice President


                          WELLS FARGO BANK


                          By
                             Name:
                             Title:


                          ALLIED SIGNAL INC.


                          By
                             Name:
                             Title:
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


                                                                    EXHIBIT A TO
                                                            AMENDMENT AND WAIVER



                           ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Amendment and Waiver, dated as of January 12, 1998 (the "Amendment and Waiver") under the Credit Agreement dated as of December 5, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim.

Dated:  January 12, 1998

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
                          COLLINS & AIKMAN PRODUCTS CO.

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial
                                       Officer

                          COLLINS & AIKMAN CANADA INC.

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Vice President and Chief Financial Officer

                          COLLINS & AIKMAN CORPORATION

                          By:   /s/ J. Michael Stepp
                                    Name: J. Michael Stepp
                                    Title: Executive Vice President and Chief Financial
                                    Officer

                          PACJ, INC.

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial
                                       Officer


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                          THE AKRO CORPORATION

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial
                                       Officer



                          DURA CONVERTIBLE SYSTEMS, INC.

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial
                                       Officer


                          IMPERIAL WALLCOVERINGS, INC.

                          By:   /s/ J. Michael Stepp
                                Name: J. Michael Stepp
                                Title: Executive Vice President and Chief Financial
                                       Officer


                          MARKETING SERVICE, INC.
                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Vice President


                          GREFAB, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Vice President


                          WICKES ASSET
                          MANAGEMENT, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Vice President

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



                          COLLINS & AIKMAN INTERNATIONAL CORPORATION

                          By:   /s/ Leonard F. Ferro
                                   Name: Leonard F. Ferro
                                   Title: Vice President, Treasurer


                          WICKES MANUFACTURING COMPANY

                          By:   /s/ Robert L. Johnson, Jr.
                                   Name: Robert L. Johnson, Jr.
                                   Title: Assistant Treasurer


                          WICKES REALTY, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Vice President


                          AMCO CONVERTIBLE FABRICS, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Executive Vice President


                          COLLINS & AIKMAN PLASTICS, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Executive Vice President


                          HUGHES PLASTICS, INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Executive Vice President and Chief Financial
                                   Officer

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


                          COLLINS & AIKMAN PROPERTIES, INC.

                          By:   /s/ Leonard F. Ferro
                                   Name: Leonard F. Ferro
                                   Title: Secretary and Treasurer


                          COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Executive Vice President and Chief Financial
                                   Officer

                          COLLINS & AIKMAN CARPET & ACOUSTICS (TN), INC.

                          By:   /s/ J. Michael Stepp
                                   Name: J. Michael Stepp
                                   Title: Executive Vice President and Chief Financial
                                   Officer

                                       4


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